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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 12, 2002


                             BLUESTONE HOLDING CORP.
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             (Exact name of registrant as specified in its charter)


      DELAWARE                   0-19499                  91-1934592
      ----------------------------------------------------------------------
      (State or other            (Commission File         (IRS Employer
      jurisdiction of            Number)                  Identification No.)
      incorporation)

          9210 Wightman Road                            20886
          MONTGOMERY VILLAGE, MD
          ----------------------------------------      ----------
          (Address of principal executive offices)      (zip code)


     Registrant's Telephone Number, including Area Code:     (301) 977-4281
                                                           -----------------



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          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL.

         As a result of the transactions described in Item 5 below (the "Transactions"), the Shareholders who controlled the Registrant during the period commencing on or about June 28, 2001 and ending April 12, 2002 (the prior Shareholders of Bluestone Capital Corporation), no longer control the Registrant. Prior to the Transactions, the Registrant had 29,945,872 shares of common stock outstanding; upon the closing of the Transactions, the Registrant had 12,078,572 shares of common stock outstanding (including the 3,000,000 shares described in the table below). As of this date, the Registrant has granted and there are currently outstanding options to purchase an aggregate total of 659,000 shares of Common Stock which include (i) options to purchase 519,000 shares of the Registrant's common stock at an exercise price of $1.08 per shares (currently exercisable until February 2006), (i) options to purchase 70,000 shares of common stock at an exercise price of $4.00 per share (currently exercisable until December 2009) and (iii) options to purchase 70,000 shares of common stock at an exercise price of $6.00 per share (currently exercisable until December 2009).

         The following table sets forth the security ownership of the 3,000,000 shares of the Registrant's common stock referenced in Item 5 below and issued in connection with the financing of the Transactions:

     ------------------------ ----------------------------- ---------------------------- ----------------------
     TITLE OF CLASS           NAME AND ADDRESS              AMOUNT AND NATURE OF         PERCENT OF CLASS
                              OF BENEFICIAL HOLDER          BENEFICIAL
                                                            OWNERSHIP
     ------------------------ ----------------------------- ---------------------------- ----------------------
     Common Shares            American Offshore             1,000,000 shares (direct     8.28%
                              Management, Inc. of           ownership)
                              Aventura,
                              2875 N.E. 191st Street,
                              Suite 601
                              Aventura, Florida 33180
     ------------------------ ----------------------------- ---------------------------- ----------------------
     Common Shares            Inter-American Management,    1,000,000 shares (direct     8.28%
                              Ltd                           ownership)
                              Charlotte House
                              Charlotte Street
                              Box N-4825
                              Nassau, Bahamas
     ------------------------ ----------------------------- ---------------------------- ----------------------
     Common Shares            Asesoria de Negocios          1,000,000 shares* (direct    8.28%
                              Internacionales Ltd.          ownership)
                              Charlotte House
                              Charlotte Street
                              Box N-4825
                              Nassau, Bahamas
     ------------------------ ----------------------------- ---------------------------- ----------------------

     *Does not include 80,000 shares of common stock acquired previously by this shareholder.

ITEM 5.  OTHER EVENTS.

         On April 12, 2002, the Registrant consummated a settlement transaction pursuant to a Settlement Agreement executed as of March 22, 2002, and delivered on April 12, 2002, by and among the Registrant, Bluestone Capital Corporation ("BCC"), Voyager Acquisition Corp. ("Voyager"), William G. Walters, Matthew A. Gohd, and Zirk Engelbrecht. Edward M. Chism and Joseph W. McSherry also executed the Settlement Agreement with respect to certain sections of the Settlement Agreement only. The purpose and effect of the settlement transaction was to substantially reverse the effects of the merger and related transactions consummated by the Registrant in June 2001 pursuant to which BCC became a wholly-owned subsidiary of the Registrant and the shareholders of BCC became the majority shareholders of the Registrant. As a result of the settlement transaction, (i) the parties to the Settlement Agreement and certain shareholders of the Registrant and the parties involved in the June 2001 transactions executed and delivered mutual Releases releasing each other from various claims related to the June 2001 transactions; (ii) 208,673 shares of the Registrant's preferred stock (which were convertible into 20,867,300


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shares of the Registrant's common stock) issued in June 2001 were returned to the Registrant and cancelled, (iii) ownership of BCC was transferred to Voyager, and (iv) the Registrant paid $300,000 to Voyager which agreed to use $280,000 of such amount to repay certain debts of BCC and $20,000 of such amount for operating expenses of BCC. The Registrant raised the $300,000 amount in a private placement pursuant to which it issued 3,000,000 shares of its common stock to American Offshore Management, Inc. of Aventura, Inter-American Management, Ltd. and Asesoria de Negocios Internacionales Ltd. (1,000,000 shares each) prior to the consummation of the settlement transaction. In addition, upon the closing of the transactions, William G. Walters, Matthew A. Gohd and John W. McSherry each resigned as a Director of the Registrant.

         As of the date of this filing, the Registrant must raise additional funds in order to be able to continue to operate its business. The Registrant is seeking to raise such funds through additional private placements of its common shares, however, no assurance can be given that it will be successful in raising any funds at this time or in the future. The Registrant continues to operate its wholly-owned subsidiary, M2 Limited, which it acquired in April 2001. M2 provides language translation, product localization and globalization consulting services to businesses seeking to expand internationally.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.


     (c)  Exhibits.

2.1 Settlement Agreement dated as of March 22, 2002, by and among BlueStone Capital Corporation, BlueStone Holding Corporation, Voyager Acquisition Corporation, William G. Walters and Matthew A. Gohd.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BLUESTONE HOLDING CORP.
                                          a Delaware corporation


Dated: April 29, 2002                     By:    /s/ ZIRK ENGELBRECHT
                                                ---------------------------
                                          Name:  Zirk Engelbrecht
                                                ---------------------------
                                          Title: President
                                                ---------------------------



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                                  EXHIBIT INDEX



EXHIBIT     DESCRIPTION
-------     -----------
2.1         Settlement Agreement dated as of March 22, 2002, by and among
            BlueStone Capital Corporation, BlueStone Holding Corporation,
            Voyager Acquisition Corporation, William G. Walters and
            Matthew A. Gohd.
